ASSIGNMENT OF
                        SERVICE CONTRACTS


           Towle Real Estate, as Receiver ("Assignor"), in consideration of Ten Dollars ($10.00) and other good and valuable consideration in hand paid, receipt whereof is hereby acknowledged, by Angeles Partners 16, a California limited partnership, with an address of One Insignia Financial Plaza, P.O. Box 1089, Greenville, South Carolina 29602 ("Assignee") hereby assigns unto Assignee its successors and assigns:

          All of Assignor's right, title and interest in and to all those certain service contracts and all renewals, modifications and amendments thereof, more particularly described as set forth in Exhibit B hereto annexed (collectively, the "Service Contracts"), which Service Contracts concern the maintenance and/or operation of the parcel of land, together with the buildings and improvements erected thereon, situate, lying and being in the City of St. Paul, Ramsey County, Minnesota, commonly known as bounded and described as more particularly set forth in Exhibit A annexed hereto and made a part hereof (collectively, the "Premises"), subject to the covenants, conditions and provisions also mentioned in each of the said Service Contracts.

     IN WITNESS WHEREOF, this Assignment Service Contracts has been duly signed and sealed by the parties hereto as of the 12th day of June, 1995.


                              ASSIGNOR:

                              TOWLE REAL ESTATE, as Receiver



                              By: /s/ Pat Skinner____________
                                  Its: Property Manager______


                              ASSIGNEE:

                              ANGELES PARTNERS 16,
                              a California limited partnership

                              By:  Angeles Realty Corporation II,
                                   a California corporation,
                                   General Partner


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                              By: /s/ Pat Skinner
                                  Its: Property Manager



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                         EXHIBIT A

                       Property Description


          Lot 1, Block 1, KOSY'S CORNERS, according to
          the recorded plat thereof, subject to and
          together with easement contained in access and
          mutual driveway easement agreement filed
          January 17, 1986, as Document No. 2297822 in
          the office of the County Recorder, in and for
                    Ramsey County, Minnesota.
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                            EXHIBIT B

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